April 27, 2022 INVESTOR PRESENTATION Exhibit 99.1

LEGAL INFORMATION AND DISCLAIMER This presentation and oral statements made regarding the subject of this presentation contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Coastal Financial Corporation (“Coastal” or “CFC”)’s current views with respect to, among other things, future events and Coastal’s financial performance. Any statements about Coastal’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Any or all of the forward-looking statements in (or conveyed orally regarding) this presentation may turn out to be inaccurate. The inclusion of or reference to forward-looking information in this presentation should not be regarded as a representation by Coastal or any other person that the future plans, estimates or expectations contemplated by Coastal will be achieved. Coastal has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that Coastal believes may affect its financial condition, results of operations, business strategy and financial needs. Coastal’s actual results could differ materially from those anticipated in such forward-looking statements as a result of risks, uncertainties and assumptions that are difficult to predict. Factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, the risks and uncertainties discussed under “Risk Factors” in Form 10-K for the year ended December 31, 2021, Coastal’s Quarterly Report on Form 10-Q for the most recent quarter, and in any of Coastal’s subsequent filings with the Securities and Exchange Commission. If one or more events related to these or other risks or uncertainties materialize, or if Coastal’s underlying assumptions prove to be incorrect, actual results may differ materially from what Coastal anticipates. You are cautioned not to place undue reliance on forward-looking statements. Further, any forward-looking statement speaks only as of the date on which it is made and Coastal undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. This presentation includes industry and trade association data, forecasts and information that Coastal has prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys, government agencies and other information publicly available to Coastal, which information may be specific to particular markets or geographic locations. Some data is also based on Coastal’s good faith estimates, which are derived from management’s knowledge of the industry and independent sources. Industry publications, surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Statements as to Coastal’s market position are based on market data currently available to Coastal. Although Coastal believes these sources are reliable, Coastal has not independently verified the information contained therein. While Coastal is not aware of any misstatements regarding the industry data presented in this presentation, Coastal’s estimates involve risks and uncertainties and are subject to change based on various factors. Similarly, Coastal believes that its internal research is reliable, even though such research has not been verified by independent sources. Trademarks referred to in this presentation are the property of their respective owners, although for presentational convenience we may not use the ® or the TM symbols to identify such trademarks. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures for 2017 to exclude the impact of a deferred tax asset revaluation due to the enactment of the Tax Cuts and Jobs Act of 2017 (the “Tax Cuts and Jobs Act”), including adjusted net income, adjusted earnings per share-diluted, adjusted return on average assets and adjusted return on average shareholders’ equity. These non-GAAP financial measures and any other non-GAAP financial measures that we discuss in this presentation should not be considered in isolation, and should be considered as additions to, and not substitutes for or superior to, measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their most directly comparable GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Coastal’s non-GAAP financial measures as tools for comparison. See the Appendix to this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures. This presentation also contains certain non-GAAP financial measures in addition to results presented in accordance with GAAP to illustrate and identify the impact of Paycheck Protection Program (“PPP”) loans, Paycheck Protection Program Liquidity Facility (“PPPLF”) borrowings, customer deposits from PPP loans, and related earnings and expenses. By removing these significant items and show what the results would have been without them we are providing investors with the information to better compare results with periods that did not have these significant items. "Adjusted Tier 1 leverage capital ratio, excluding PPP loans" is a non-GAAP measure that excludes the impact of PPP loans on balance sheet. The most directly comparable GAAP measure is Tier 1 leverage capital ratio. See the Appendix to this presentation for a reconciliation of the non-GAAP financial measures used in (or conveyed orally during) this presentation to their most directly comparable GAAP financial measures. This presentation contains a non-GAAP measure to illustrate the impact of BaaS credit enhancements, BaaS fraud recovery and reimbursement of expenses on total BaaS fees. "BaaS fee income, net" excludes BaaS credit enhancements, BaaS fraud recovery and reimbursement of expenses. The most directly comparable GAAP measure is total BaaS fees.

LONG-TERM STRATEGIC VERTICALS The Community Bank “CCB” Provide Banking as a Service (BaaS) “CCBX” Best-in-class community bank that offers lending and deposit products to commercial customers Community bank loan portfolio consists primarily of CRE(1) and C&I loans $1.27 billion; 87% of community bank loans originated in the state of Washington Attractive funding mix with 98% core deposits(2) and cost of deposits of 0.11% Conservative credit culture with strong Net Charge-off performance (<0.01% YTD)(3) Asset-sensitive balance sheet that is well-positioned for rising interest rate environment Provides Banking as a Service (BaaS) to broker dealers and digital financial services providers 20 active partners with 8 more currently in the testing /implementation / onboarding or signed LOI stage -1Q22 activity includes signing a large established partner and exiting of smaller partner Robust sourcing capabilities and thorough due diligence of potential partner relationships Exceptional growth in BaaS fee(4) income, net of 69% YoY Strong deposit generation platform with total balance of $899.5 million (26% growth QoQ), and excluding $276.6 million transferred off the balance sheet $515.3 million in total loans receivable (400.0% growth YoY) Note: Data as of three months ended March 31, 2022 unless otherwise indicated (1) Total CRE loans include commercial real estate loans, multifamily and construction, land and land development loans. (2) Core deposits are all deposits excluding brokered and time deposits. (3) Community bank only. (4) Total BaaS fee income, net is a non-GAAP measure and excludes BaaS credit enhancements, BaaS fraud recovery and reimbursement of expenses. Refer to "non-GAAP Reconciliation" in the appendix for additional details.

Core Deposits (3) CONSOLIDATED FINANCIAL HIGHLIGHTS - As of and for the Quarter ended March 31, 2022 Total Assets Note: Annual data as of or for the year ended December 31 of each respective year Total Loans Net Income Tangible equity to tangible assets is a non-GAAP measure. Since there is no goodwill or other intangible assets as of the date indicated, tangible equity to tangible assets is the same as total shareholders’ equity to total assets as of the date indicated. Adjusted Tier 1 leverage ratio, excluding PPP loans is a non-GAAP measure that excludes the impact PPP loans on the balance sheet. Please refer to non-GAAP reconciliation in the Appendix for additional details. Consists of total deposits less all time and brokered deposits. 2017 net income is adjusted to exclude the impact of a deferred tax asset revaluation due to the enactment of the Tax Cuts and Jobs Act. Refer to “Non-GAAP Reconciliation” in the Appendix for additional details. CAGR: 25.5% CAGR: 21.8% CAGR: 29.9% CAGR: 38.1% (4)

ENVIRONMENTAL, SOCIAL AND GOVERNANCE ("ESG") INITIATIVES Source: National Survey of Unbanked and Underbanked Households by the Federal Deposit Insurance Corporation (FDIC) in June 2021. For Coastal, ESG is a complex initiative across the whole organization. Addressing the issue of the 14.1 million unbanked people(1) in the United states cannot be tackled with merely adding products or doing diversity, equity and inclusion training. Nor can real environmental impact happen through mere board level policies and simply changing our investment portfolio. We are choosing to tackle ESG throughout our company with meaningful actions and collaboration. CCBX – Working with our CCBX partners allows us to provide a broader range of services for different demographics through their offerings. Developing the kind of unique offerings to specific under-served or under-banked populations would be difficult for a bank our size, but by partnering with third-party fintech partners like FAIR, Brigit and Greenwood we are able to use our banking charter to support this effort in a much broader scope. Coastal Community Bank – Our community bank has always had close ties to the communities we serve and has been recognized as a corporate philanthropist by the Puget Sound Business Journal. We are now evolving to offer affiliated products through our third-party fintech partners that are more inclusive and meet their needs of a broader range of consumers. Once again, our scope and reach is multiplied by collaborating with our third-party fintech partners to offer inclusive products. ESG Across Coastal Social Responsibility Environmental Responsibility Financial Inclusion We see financial inclusion as providing access to useful and affordable financial products and services to meet the needs of the under-served. However, overcoming a widespread distrust of banks, lack of financial education, and barriers to entry are all part of the process to bring the underserved in our communities the financial products and services they need to thrive. We are actively working to address: Accessibility to services Needs based solution Education Climate Change Coastal is approaching our responsibility in many ways from understanding our carbon footprint and identifying offsets to developing strong partnerships with ESG focused fintechs. In 2022, we plan to complete a Sustainable Impact Survey with Aspiration to understand our GHG impact and ways we can offset it. Working with Aspiration, we are exploring ways to develop customer facing-solutions that enable climate action. Additionally, we have and will continue to consider climate change and its impact on our loan portfolio and customers.

CCB OVERVIEW

Dedication to Community Banking

Coastal Community Bank was established in 1997 with a focus on serving small to medium-sized businesses within the Puget Sound region.

Offers traditional lending and deposit products to commercial and retail customers

- Lending products: Commercial real estate, Small Business Administration ("SBA"), business lines of credit and term, residential mortgage, and credit card and other consumer loans
- Deposit products: Checking, savings, money market, CD's & IRA's

Provides business services such as treasury management, remote deposit capture and credit card processing

CCB's Core Markets

Largest community bank by deposit market share in Snohomish County

- Headquartered in Everett, Washington - the largest city in and county seat of Snohomish County

14 full-service banking locations

- 12 in Snohomish County
- 1 in Island County
- 1 in King County

Notable Employers

BOEING
PROVIDENCE Health & Services
COSTCO WHOLESALE
Microsoft

Accolades and Recognitions

PIPER | SANDLER "Bank and Thrift Sm-All Stars" **2019 -2021** - *Piper Sandler*

RAYMOND JAMES Raymond James "Community Bankers Cup Award" **2019-2021**

2014-2021 Recipient of the prestigious "5-Star Rating" from BauerFinancial, Inc.

Everett Herald – **2014 - 2019** Readers Choice – "Best Bank"

Stanwood & Camano News "Best Bank" **2013 - 2021**

2019 - 2021 American Banker Top 200 Community Bank"

Note: Data as of March 31, 2022 unless otherwise indicated

COASTAL FINANCIAL CORPORATION 6

CCBX PARTNER AND REVENUE GROWTH CCBX provides banking as a service (BaaS) that enables broker dealers and digital financial services partners to offer their customers banking services 20 active partners with 8 more currently in the implementation / onboarding or signed LOI stage as of March 31, 2022 Robust sourcing capabilities and intensive due diligence process Fee-based business model primarily driven by: Servicing and other BaaS fees Interchange fees Fraud, credit enhancement and expense recovery BaaS Fee Income, net (1) CCBX Partner Growth Note: Data as of and for the quarter ended March 31, 2022, unless otherwise indicated (1) BaaS fee income, net is a non-GAAP measure that excludes BaaS credit enhancements, BaaS fraud recovery and reimbursement of expenses. Refer to "Non-GAAP Reconciliation" in the Appendix for additional details. (2) Includes one-time, nonrecurring lump-sum fees of $197,000 from two partners. Business Overview BaaS Fees includes $18.0 million in credit enhancements, fraud loss recovery and expense reimbursement for the three months ended March 31, 2022, compared to $10.6 million for the three months ended December 31, 2021 and $183,000 for the three months ended March 31, 2021 Reimbursement for any partner credit enhancement and fraud loss provided by the partner is included in noninterest income. Partner fraud loss represents non-credit fraud losses on partner’s customer loan and deposit accounts and is recognized in noninterest expense Interchange income increase of 17% QoQ - BaaS Fees includes $432,000 in interchange income for the three months ended March 31, 2022 compared to $368,000 in interchange income for the three months ended December 31, 2021 and $35,000 for the three months ended March 31, 2021 *Activity includes signing addition of large, established partner and exit of smaller partner *

GROWTH IN CCBX ACTIVITY BASED INCOME CCBX TRANSACTION AND INTERCHANGE INCOME (Dollars in thousands)

CCBX Loans and Deposits Growing platform for low-cost deposit generation Deposit growth of $183.2 million, or 25.6%, as of March 31, 2022, compared to December 31, 2021, and $760.4 million, or 546.8%, compared to March 31, 2021 Access to $276.4 million in CCBX deposits that are transferred off the balance sheet as of March 31, 2022 As a result of the FOMC interest rate increase, $690.4 million in CCBX deposits started earning interest in mid-March 2022 and were transferred to the interest bearing deposit category Partner loan origination diversifies loan portfolio As of March 31, 2022, loan growth of $168.7 million, or 48.7%, compared to December 31, 2021, and $412.2 million or 400.0%, compared to March 31, 2021 Commercial and industrial capital call line commitments increased $137.5 million, or 33.1%, to $553.5 million as of March 31, 2022, compared to $416.0 million as of December 31, 2021 CCBX Loans Receivable CCBX Deposits Note: Data as of and for the quarter ended March 31, 2022, unless otherwise indicated 404.2% 48.7% 546.8% 25.6%

ROBUST SOURCING CAPABILITIES AND PARTNERING Involve board members Fintech experts and partners Integrate Coastal LPs Thesis-Driven Sourcing Due Diligence Onboarding to Date Intensive Filtering Focused points of view and research with experts Proactive market mapping and product identification Diversity and inclusion Visionary management teams Strong execution teams Compelling unit economics Bankable size (scalable) Rigorous vendor process of review Proud of “slow and thorough” approach – SPA risked based Leverage advisors and network for diverse insights Integrate/leverage strategic eco-system partners

HISTORIC PROFITABILITY AND EFFICIENCY Net Income and Return on Average Assets (average assets for QE March 31, 2022 includes $79.8 million in average PPP loans) Net Income ($mm) Efficiency Ratio (%) and Noninterest Expense (“NIE”) to Average Assets (%) (average assets for QE March 31, 2022 includes $79.8 million in average PPP loans) ROAA(%) Efficiency Ratio (%) NIE / Average Assets (%) Note: Annual data is as of and for the year ended December 31 of each respective year. Quarterly data is as of or for the three months ended of each respective quarter. (1) Adjusted to exclude the impact of deferred tax asset revaluation due to the enactment of the Tax Cuts and Jobs Act. Refer to “Non-GAAP Reconciliation” in the Appendix for additional details. (2) Change in NIE / Average Assets: 1Q2022 includes $12.9 million in BaaS loan and fraud expense compared to $90,000 in 1Q2021. This negatively affected the NIE to average asset ratio even though our partners covered 100% of these losses. (1) (2)

LOAN COMPOSITION Consolidated Loan Composition Community Bank Loan Concentrations by County Consolidated Commercial & Industrial (“C&I”) Portfolio $394.3 million total C&I loans $218.7 million in capital call lines $47.5 million in PPP Small Business Administration (“SBA”) C&I loans $123.8 million in other C&I loans $4.3 million in other SBA C&I loans Consolidated Commercial Real Estate (“CRE”) Portfolio $1.10 billion total CRE loans(1) $58.8 million of SBA 504 loans in portfolio 299% regulatory aggregate CRE to total risk-based capital (2) Consolidated 1-4 Family Real Estate Portfolio $268.7 million total 1-4 family loans $11.2 million purchased from financial institutions, all of which were individually re-underwritten Legal Lending Limit $51.9 million as of March 31, 2022 Community Bank Loan Portfolio 2.72 years weighted average reprice 7.58 years weighted average maturity (1) Total CRE loans include commercial real estate loans, multifamily and construction, land and land development loans. (2) Calculated on Bank-level Tier 1 Capital + Allowance for Loan Losses as of March 31, 2022. Note: Data as of and for the quarter ended March 31, 2022, unless otherwise indicated. Investor Real Estate 36.8% Owner Operated Businesses 38.9%

DEPOSIT COMPOSITION Deposit Composition Core Deposit Driven Funding Emphasis on core deposits has helped generate an attractive funding mix Core deposits are all deposits excluding time deposits and brokered deposits Core deposits were 125.3% of total loans as of March 31, 2022 Core deposits were 95.5% of total deposits as of March 31, 2022 Cost of total deposits was 0.09% for the quarter ended March 31, 2022 compared to 0.09% for the quarter ended December 31, 2021, and 0.17% for the quarter ended March 31, 2021 We continue to focus on managing our deposits to maintain low deposit costs in this increasing rate environment No internet-sourced deposits Ability to use funding from BaaS program and to transfer deposits off the balance sheet when not needed. Access to $276.4 million in CCBX deposits that are currently transferred off the balance sheet as of March 31, 2022 Note: Data as of and for the quarter ended March 31, 2022 unless otherwise indicated. Core Deposits 95.5% (1)

SEGMENT OVERVIEW - Community Bank and CCBX (1) CCBX Gross does not include the impact of BaaS loan expense. BaaS loan expense represents the amount paid or payable to partners for credit enhancement and servicing CCBX loans. To determine net revenue (Net BaaS loan income) earned from CCBX loan relationships, the Company takes BaaS loan interest income and deducts BaaS loan expense to arrive at Net BaaS loan income which can be compared to interest income on the Company’s community bank loans. Average Yield - Loans Receivable Net Charge-Offs Allowance for Loan Losses to Total Loans Community Bank: Average Yield - Loans Receivable CCBX: Net BaaS Loan Income /Average CCBX Loans

STRONG ASSET QUALITY (1) These ratios are impacted by the increase in CCBX loans over 90 days delinquent that are covered by CCBX partner credit enhancements, see note below for more information. (2) Agreements with our CCBX partners provide for a credit enhancement which protects the Bank by absorbing incurred losses. Under the agreement, the CCBX partner will reimburse the Bank for its loss/charge-off on these loans. Timing of the loss/charge-off varies depending on the type of loan and how many days delinquent. Once the loss/charge-off occurs then the Bank will collect the loss amount from the CCBX partner. NPAs / Assets NPLs by Segment (in thousands) NPLs / Loans NPAs by Segment (in thousands) (1) (1)

COVID-19 RESPONSE – PPP LOANS PPP loans: We funded a total of $763.9 million in assistance to existing and new small business customers in 2020 and 2021 As of March 31, 2022, we have $47.5 million in PPP loans outstanding Repaid the Paycheck Protection Program Liquidity Facility (“PPPLF”) as of June 30, 2021, which was utilized to fund PPP loans As of March 31, 2022 (in millions) As of March 31, 2022 (in millions) Net Deferred Fees on PPP loans: Total of $26.3 million in net deferred fees on all PPP loans originated, as of March 31, 2022 Earned $2.3 million in net deferred fees on PPP loans in the quarter ended March 31, 2022 $1.4 million in these net deferred fees remain as of March 31, 2022, and will be earned over the remaining life of the loans Status of PPP Loans Total of Net Deferred Fees on PPP Loans

COVID-19 RESPONSE – PPP LOANS PPP Balances Over Time

CFC LOAN AND DEPOSIT GROWTH Loan Growth of $221.5 million or 12.7% from December 31, 2021 Reclassified $690.4 million in CCBX deposits from noninterest bearing to interest bearing in 1Q2022(1) (Dollars in thousands) (Dollars in thousands) CCBX Deposit Growth of $183.2* million or 25.6% from December 31, 2021 Low 0.08% Nonperforming Assets to Total Assets Credit Quality 99.1% of Portfolio "Pass" Total Deposits Total Loans *Does not include $276.4 million in CCBX deposits as of March 31, 2022, that are transferred off the balance sheet (1) "As a result of the FOMC interest rate increase, $690.4 million in CCBX deposits started earning interest in mid-march 2022 and were transferred to the interest bearing deposit category Note: Data as of and for the quarter ended March 31, 2022, unless otherwise indicated

CFC QUARTERLY RESULTS 1Q 2022 Financial Results: (1) Earnings per share is impacted by capital raise completed in December 2021, which increased the total number of shares outstanding. (2) ROA for the quarter ended March 31, 2022 was affected by a $648.6 million increase in liquidity which increased lower earning assets compared to the quarter ended March 31, 2021. These assets are available to be deployed into higher earning assets in future periods.

DIVERSITY, EQUITY, AND INCLUSION (DEI) AND ESG INITIATIVES Young Adults ESG Immigrants Underserved Small Business Black Women Latinx Asian Muslim

APPENDIX

CFC SELECTED YEAR-END FINANCIALS Refer to “Non-GAAP Reconciliation” in this Appendix for additional details. Share and per share amounts are based on total common shares outstanding, which includes common stock. Tangible book value per share is a non-GAAP measure. Since there is no goodwill or other intangible assets as of the dates indicated, tangible book value per share is the same as book value per share as of each of the dates indicated.

CFC SELECTED QUARTERLY FINANCIALS Core deposits are defined as all deposits excluding time and brokered deposits. Share and per share amounts are based on total common shares outstanding, which includes common stock and nonvoting common stock. Tangible book value per share is a non-GAAP measure. Since there is no goodwill or other intangible assets as of the dates indicated, tangible book value per share is the same as book value per share as of each of the dates indicated.

COMMUNITY BANK - DIVERSE LOAN PORTFOLIO Commercial Real Estate $889.5 million Outstanding Balance $28.9 million Available Loan Commitment $1.5 million Average Loan Balance 26.6% % of Loans Receivable (Total Outstanding Balances and Available Commitments) Excludes PPP Loans Note: Data as of and for the quarter ended March 31, 2022, unless otherwise indicated Exposure by Industry % of Total Loans Receivable (Total Outstanding Balances and Available Commitments) Excludes PPP Loans

COMMUNITY BANK - DIVERSE LOAN PORTFOLIO Note: Data as of and for the quarter ended March 31, 2022, unless otherwise indicated Construction, Land and Land Development $208.1 million Outstanding Balance $116.8 million Available Loan Commitment $1.5 million Average Loan Balance 9.4% % of Loans Receivable (Total Outstanding Balances and Available Commitments) Excludes PPP Loans Exposure by Industry % of Total Loans Receivable (Total Outstanding Balances and Available Commitments) Excludes PPP Loans

COMMUNITY BANK LOAN PORTFOLIO STATISTICS (1) (1) (2) (2) (3) Based on best available data. If a loan has multiple guarantors, FICO score represented is highest of the guarantors. FICO scores are based off origination unless updated through annual term loan review or other credit action. Loan to Value (“LTV”) data is based on best available data. LTV at origination is used unless updated information was made available through an annual term loan review or other credit action. Debt Service Coverage Ratio (“DSCR”) data is based on best available data. DSCR at origination is used unless updated information was made available through an annual term loan review or other credit action. Source: https://www.statista.com/statistics/206546/us-hotels-occupancy-rate-by-month/ Most current data as of March 31, 2022 unless noted otherwise (1) (1) (2) (2) (3) (3) The Bank’s hotel portfolio predominantly consists of travel hotels/motels and as such our occupancy rates are higher than the national average. (1) Hotel Portfolio Occupancy Rates (weighted avg)

ASSET-SENSITIVE BALANCE SHEET Bank will Benefit when Rates Increase Asset sensitive 32% of our assets reprice within 3 months as of March 31, 2022, up from 21% at March 31, 2021 2.37 years weighted average reprice 6.59 years weighted average maturity Loan Strategy: shorter term loans interest rate swaps variable loans Deposit Strategy: Funding from noninterest bearing deposits, savings and money markets vs. term deposits (ex. time deposits)

NON-GAAP RECONCILIATIONS The following non-GAAP financial measures are presented to illustrate and identify the impact of PPP loans on Tier 1 Capital, we are providing investors with this information to better compare results with periods that did not have these significant impacts. These measures include the following: “Adjusted Tier 1 leverage capital ratio, excluding PPP loans” is a non-GAAP measure that excludes the impact of PPP loans on balance sheet. The most directly comparable GAAP measure is Tier 1 leverage capital ratio. Reconciliations of the GAAP and non-GAAP measures follow. The following non-GAAP financial measures are presented to illustrate the impact of BaaS credit enhancements, BaaS fraud recovery and reimbursement of expenses on total BaaS fees. "BaaS fee income, net" excludes BaaS credit enhancements, BaaS fraud recovery and reimbursement of expenses. The most directly comparable GAAP measure is total BaaS fees. Reconciliations of the GAAP and non-GAAP measures follow. (1)

NON-GAAP RECONCILIATION – 2017 ADJUSTED MEASURES Some of the financial measures included in this presentation are not measures of financial performance recognized by GAAP. Our management uses the non-GAAP financial measures set forth below in its analysis of our performance for 2017 to exclude the impact of a deferred tax asset revaluation due to the enactment of the Tax Cuts and Jobs Act. “Adjusted net income” is a non-GAAP measure defined as net income increased by the additional income tax expense that resulted from the revaluation of deferred tax assets as a result of the reduction in the corporate income tax rate under the recently enacted Tax Cuts and Jobs Act. The most directly comparable GAAP measure is net income. “Adjusted earnings per share-diluted” is a non-GAAP measure defined as net income, plus additional income tax expense as noted above, divided by weighted average outstanding shares (diluted). The most directly comparable GAAP measure is earnings per share. “Adjusted return on average assets” is a non-GAAP measure defined as net income, plus additional income tax expense as noted above, divided by average assets. The most directly comparable GAAP measure is return on average assets. “Adjusted return on average shareholders’ equity” is a non-GAAP measure defined as net income, plus additional income tax expense as noted above, divided by average shareholders’ equity. The most directly comparable GAAP measure is return on average shareholders’ equity. Share and per share amounts are based on total common shares outstanding, which includes common stock and nonvoting common stock. These amounts have been adjusted to give effect to a one-for-five reverse stock split of common shares completed effective May 4, 2018.